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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT (DATE OF EARLIEST
                         EVENT REPORTED): JULY 22, 1996




                       CHIQUITA BRANDS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)




         NEW JERSEY                 1-1550                       04-1923360
     (State or other             (Commission                  (IRS Employer
     jurisdiction of             File Number)                Identification No.)
     incorporation)



                  250 EAST FIFTH STREET, CINCINNATI, OHIO 45202
                    (Address of principal executive offices)



Registrant's telephone number, including area code: (513) 784-8000




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this Report.

ITEM 5. OTHER EVENTS.

         On July 22, 1996, Chiquita Brands International, Inc. (the "Company") entered into a Terms Agreement relating to 2,000,000 shares of $3.75 Convertible Preferred Stock, Series B (the "Preferred Stock"), plus an additional 300,000 shares of Preferred Stock solely to cover over-allotments. Further information concerning the Preferred Stock is provided in the exhibits filed with this Current Report on Form 8-K.

         On July 23, 1996, the Company entered into a Terms Agreement relating to $150,000,000 aggregate principal amount of 10-1/4% Senior Notes due 2006 (the "Senior Notes"). Further information concerning the Senior Notes is provided in the exhibits filed with this Current Report on Form 8-K.

         The Senior Notes and the Preferred Stock are a portion of the securities registered on the Company's Form S-3 Registration Statement No. 333-00789.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

             Not Applicable.

         (b) Pro Forma Financial Information.

             Not Applicable.

         (c) Exhibits

             The following exhibits are filed with or incorporated by reference into this Current Report on Form 8-K:


EXHIBIT NO.   DESCRIPTION

   99.1 Terms Agreement dated July 22, 1996 relating to the Preferred Stock between the Company and the Underwriters for the Preferred Stock.




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   99.2   Form of Certificate of Amendment to the Company's Second Restated
          Certificate of Incorporation establishing the terms of the Preferred Stock.

   99.3 Prospectus Supplement dated July 22, 1996, relating to the Preferred Stock and Prospectus dated May 1, 1996, filed pursuant to Rule 424(b)(5) under the Securities Act of 1933 and incorporated by reference herein.

   99.4 Terms Agreement dated July 23, 1996 relating to the Senior Notes between the Company and the Underwriters for the Senior Notes.

   99.5 Form of Second Supplemental Indenture dated as of July 15, 1996 to Indenture dated as of February 15, 1994 between the Company and The Fifth Third Bank, as Trustee.

   99.6 Terms of the Senior Notes approved by the Executive Committee of the Board of Directors of the Company.

   99.7 Prospectus Supplement dated July 23, 1996, relating to the Senior Notes and Prospectus dated May 1, 1996, filed pursuant to Rule 424(b)(5) under the Securities Act of 1933 and incorporated by reference herein.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 1996                   CHIQUITA BRANDS INTERNATIONAL, INC.

                                      By:      /s/ William A. Tsacalis
                                          --------------------------------------
                                               William A. Tsacalis
                                               Vice President and Controller





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